                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

NYFIX Contact:
Jennifer Plaia
NYFIX, Inc.
(203) 425-8000 or
INFO@NYFIX.COM

                    NYFIX REPORTS SECOND QUARTER 2003 RESULTS

STAMFORD,  CT, July 29, 2003: NYFIX,  Inc.  (NASDAQ:  NYFX) today announced that revenue  for the second  quarter  ended June 30, 2003 was $15.7  million,  a 20%
increase  from $13.1  million  for the second  quarter of 2002 and a 9% decrease from $17.3  million from the first  quarter of 2003.  The Company's net loss for the second  quarter of 2003 was $1.1  million,  or ($0.03)  per common  share as compared to $2.9 million, or ($0.10) per common share, for the second quarter of
2002 and income of $0.1 million,  or breakeven  per common share,  for the first quarter of 2003.

For the six  months  ended  June 30,  2003,  revenue  was $33.0  million,  a 42%
increase from revenue of $23.2  million for the first sixth months of 2002.  Net loss was $1.0 million or ($0.03) per common  share,  for the first half of 2003, compared with a net loss of $2.8 million,  or ($0.10) per common share,  for the same period last year.

Cash, cash equivalents and short-term investments were $21.9 million at June 30,
2003 as  compared  to $18.9  million  at March  31,  2003 and $21.9  million  at
December 31, 2002.  Cash provided by  operations  was $6.0 million in the second quarter  of 2003 as  compared  to $1.0  million  in the first  quarter  of 2003, totaling  $7.0 million for the six months ended June 30, 2003.  This compares to
$44,000  of cash used in  operations  for the six months  ended  June 30,  2002.
Capital  expenditures  were  $1.1  million  for the  second  quarter  of 2003 as compared to $1.5 million for the first quarter of 2003.

The  Company is  actively  pursuing  new lines of  business  to  complement  its existing products and the success of these new offerings will be the delivery of increased network connectivity and increased transaction flow.

"We believe that a mix of existing and new services -- specifically packaged for the  buy-side  -- has been met with  serious  interest  from  this new  customer segment.  While we have not been  immune  to the  contraction  in the US  equity
brokerage  segment,   we  have  added  new  accounts  and  through  our  pending acquisition  of  Renaissance  Trading  Technologies  we  are  strengthening  our position as a major  long-term  provider to this segment," said Peter  Kilbinger
Hansen, the Company's Chief Executive Officer.

The Company also  reported  that several cost  reduction  initiatives  are being implemented,  some of which are  straight  forward  while  others have  required investments  such as the formation of its clearing  subsidiary,  NYFIX  Clearing
Corporation. "Through establishing a self-clearing organization, which we expect to become  operational  in the coming  months,  we believe we can  significantly lower the ticket and  transaction  charges we are  currently  incurring by using other vendors. By lowering our cost of doing business, we expect to increase our transaction  revenue  margins  while  simultaneously  being  able to  offer  our customers very competitive pricing for our services," added Mr. Hansen.

"While our transition plan has taken  substantial time and effort, we believe we are on the right  track for  quality  growth.  We have and expect to continue to generate  cash  from  operations,  giving  us the  flexibility  to make  prudent investments in our infrastructure," commented Mark Hahn, CFO of NYFIX.

The Company  expects  revenue for the third  quarter  2003 to be in the range of
$16.0 million to $17.0 million. This compares to the $15.4 million for the third quarter  of 2002 and the $15.7  million  for the second  quarter of 2003.  Third quarter  earnings  per common share is expected to be in the range of a net loss of $0.03 to  breakeven.  This is  comparable  to a net loss of $0.03 in both the third quarter of 2002 and the second quarter 2003. The Company  believes it will achieve increased revenues in the fourth quarter of 2003.

You are invited to listen to the  Company's  conference  call with NYFIX  senior management that will be broadcast live over the Internet today, July 29, 2003 at
12 noon EDT. To access the call, please visit:
http://www.firstcallevents.com/service/ajwz383643472gf12.html.

                                       ###

NYFIX, Inc. through its subsidiaries and affiliates  provides electronic trading systems,  industry-wide trade routing connectivity,  straight-through processing and  execution  services  and  systems to the global  equities  and  derivatives financial markets.

NYFIX USA, LLC develops real-time order management trader workstations, exchange automation  systems,  trade order and  execution  routing and STP  solutions for brokerage firms and other financial  institutions.  NYFIX USA operates the NYFIX
Network,  the industry's largest FIX order-routing  network,  processing between
500 million to 1.2 billion  shares of U.S.  listed equity  securities on a daily basis.  NYFIX USA is a pioneer  in the  adoption  of the  Financial  Information
Exchange (FIX) protocol and its product suite is FIX-compliant.

NYFIX  Overseas,  Inc.  specializes  in  electronic  trading  solutions  for the derivatives  markets and develops  order  management  workstations  and exchange interface  systems,  supporting  trading on more than 20 of the world's  leading international derivatives exchanges. NYFIX Overseas has customers in Europe, the
U.S. and the Far East.

NYFIX  Transaction  Services,  Inc., a broker-dealer  and NASD member,  provides
execution  and  smart  order  routing   solutions   primarily  to  domestic  and
international broker-dealers and specialized trading firms.

NYFIX Millennium, L.L.C., an 80%-owned broker-dealer,  is an Alternative Trading
System,  which provides a real-time,  anonymous  automated  matching  system for equity  trading.  NYFIX  Millennium  leverages the NYFIX  network's  large order routing  share  volume to  provide a more  efficient  liquidity  source  for the financial community.  Outside investors in NYFIX Millennium,  L.L.C. include ABN
Amro, Banc of America  Securities,  Deutsche Bank, JP Morgan,  Lehman  Brothers,
Morgan  Stanley,  Sanford C.  Bernstein & Co., SG Cowen  Securities  Corp.,  UBS
Warburg and Wachovia Securities.

Javelin   Technologies,   Inc.  is  a  leading   supplier  of  electronic  trade
communication  technology  and a leading  provider  of FIX  technology.  Javelin solutions provide better trading through universal connectivity, streamlining of workflow  and  elimination  of the high  costs  and  risks  associated  with the development of proprietary network links and protocol implementations.

Renaissance Trading Technologies, LLC, offers trader workstations for the Nasdaq market,  enabling principal and agency traders to electronically  receive orders from multiple  sources,  execute orders according to best execution  principles,
route  orders  to  ECN  or  ATS  destinations   and  manage  risk.   Renaissance
Workstations  provide  configurability  and the  flexibility to suit most firm's trading strategies.  Renaissance's  enforcement of held order-handling rules and best  execution  facilitation  of customer  orders helps  trading desks focus on trading.

EuroLink  Network,  Inc., a Madrid,  Spain-based,  40% owned affiliate of NYFIX,
Inc., offers direct electronic access to the US equity markets from Europe. With a  complete  suite  of order  management,  outing  and  execution  products  and services, EuroLink Network provides traders with superior speed, reliability and security through an established network infrastructure.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.

ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

                                   NYFIX, Inc.
                           Consolidated Balance Sheets
               (in thousands, except share and per share amounts)

                                                                              June 30,    December 31,
                                                                               2003          2002
                                                                             ---------   -------------
Assets                                                                       (unaudited)
Current assets:
Cash and cash equivalents                                                    $  11,884    $  11,213
Short-term investments                                                          10,014       10,727
Accounts receivable, less allowances of $1,254 and $1,207,
       respectively                                                             14,382       16,601
Inventory, net                                                                   1,105        1,098
Due from unconsolidated affiliates                                                 552          537
Deferred income taxes                                                              622          590
Prepaid expenses and other                                                       2,652        2,938
                                                                             ---------    ---------
Total current assets                                                            41,211       43,704

Property and equipment, net                                                     16,874       18,186
Goodwill                                                                        70,161       70,161
Acquired intangible assets, net                                                  8,380        9,404
Investments in unconsolidated affiliates                                         4,848        5,510
Notes receivable from unconsolidated affiliates                                  2,913        1,519
Other amounts due from unconsolidated affiliates                                 1,828        1,002
Deferred income taxes                                                            6,741        6,181
Other assets, net                                                                6,083        5,150
                                                                             ---------    ---------
Total assets                                                                 $ 159,039    $ 160,817
                                                                             =========    =========

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable                                                             $   4,010    $   3,729
Accrued expenses                                                                 4,497        5,360
Current portion of capital lease obligations                                       804        1,089
Deferred revenue                                                                 2,641        2,561
Other current liabilities                                                          154          142
                                                                             ---------    ---------
Total current liabilities                                                       12,106       12,881
Long-term portion of capital lease obligations                                     347          664
Other long-term liabilities                                                        174          207
                                                                             ---------    ---------
Total liabilities                                                               12,627       13,752
                                                                             ---------    ---------

Stockholders' equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized; none issued        --           --
Common stock, $0.001 par value; 60,000,000 shares authorized;                       33           32
   32,544,390 and 32,420,558 issued, respectively
Additional paid-in capital                                                     161,701      161,347
Retained earnings                                                                4,295        5,276
Treasury stock, 1,301,300 shares, at cost                                      (19,100)     (19,100)
Due from employees for issuance of common stock                                   (613)        (597)
Accumulated other comprehensive income                                              96          107
                                                                             ---------    ---------
Total stockholders' equity                                                     146,412      147,065
                                                                             ---------    ---------
Total liabilities and stockholders' equity                                   $ 159,039    $ 160,817
                                                                             =========    =========

                                   NYFIX, Inc.
                  Consolidated Statements of Income (Unaudited)
                      (in thousands, except share amounts)

                                                      Three Months Ended         Six Months Ended
                                                             June 30,                June 30,
                                                    ---------------------        -----------------
                                                       2003         2002      2003           2002
                                                       ----         ----      ----           ----
Revenue:
Subscription                                        $  8,103    $  8,063    $ 16,650    $ 15,240
Sale                                                   2,028       1,295       4,683       2,604
Service contract                                       2,295       2,375       4,767       3,591
Transaction                                            3,270       1,353       6,879       1,722
                                                    --------    --------    --------    --------
Total revenue                                         15,696      13,086      32,979      23,157
                                                    --------    --------    --------    --------

Cost of Revenue:
Subscription                                           4,812       3,906       9,385       7,035
Sale                                                     414         683         898         905
Service contract                                         546         649       1,088         880
Transaction                                            1,973       1,647       4,119       2,512
                                                    --------    --------    --------    --------
Total cost of revenue                                  7,745       6,885      15,490      11,332
                                                    --------    --------    --------    --------

Gross Profit:
Subscription                                           3,291       4,157       7,265       8,205
Sale                                                   1,614         612       3,785       1,699
Service contract                                       1,749       1,726       3,679       2,711
Transaction                                            1,297        (294)      2,760        (790)
                                                    --------    --------    --------    --------
Total gross profit                                     7,951       6,201      17,489      11,825
                                                    --------    --------    --------    --------

Operating Expense:
Selling, general and administrative                    8,289       9,670      16,124      14,882
Research and development                                 385         460         562         639
Depreciation and amortization                          1,203       1,220       2,379       1,757
                                                    --------    --------    --------    --------
Total operating expense                                9,877      11,350      19,065      17,278
                                                    --------    --------    --------    --------
Loss from operations                                  (1,926)     (5,149)     (1,576)     (5,453)

Investment income                                        147         116         253         198
Interest expense                                         (27)        (56)        (58)       (143)
Other expense, net                                      (225)       (107)       (587)       (139)
                                                    --------    --------    --------    --------
Loss before income tax benefit and
   minority interest                                  (2,031)     (5,196)     (1,968)     (5,537)
Income tax benefit                                      (974)     (2,277)       (987)     (2,410)
                                                    --------    --------    --------    --------
Loss before minority interest                         (1,057)     (2,919)       (981)     (3,127)
Minority interest in NYFIX Millennium, net of tax       --           --         --           306
                                                    --------    --------    --------    --------
Net loss                                            $ (1,057)   $ (2,919)   $   (981)   $ (2,821)
                                                    ========    ========    ========    ========

Loss per common share                               $  (0.03)   $  (0.10)   $  (0.03)   $  (0.10)
                                                    ========    ========    ========    ========
Weighted average common shares outstanding            31,173      30,720      31,152      29,318
                                                    ========    ========    ========    ========